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                                   AGREEMENT

         THIS AGREEMENT, is made and entered into this _____ day of __________________, 1997, by and between Sport-Haley, Inc., a Colorado Corporation ("Sport-Haley") with principal offices at 4600 East 48th Avenue, Denver, CO 80216 and _____________________________ (Distributor) with principal offices at:
______________________________________________________________________________

                                   RECITALS

         A. Sport-Haley is the manufacturer and supplier of women's and men's sport apparel (collectively The Product).

         B. Sport-Haley represents that, it is the exclusive manufacturer of the Product under various tradenames or trademarks, including, but not limited to, the tradename Haley and that it has the sole right to grant an exclusive license and/or distributorship to sell and promote the sale of the Product in the country/countries of ___________________________

         C. Sport-Haley desires to grant to Distributor the exclusive right to distribute the Product in the country/countries of _____________________. NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, together with the mutual promises contained herein, the parties do hereby agree as follows:

         1. SALES TERRITORY. The Distributor shall be the exclusive distributor of the Product in the country/countries of ___________________ _____________________________ (the Territory).

         2. SALE. Sport-Haley shall cause to be manufactured, sold, and delivered to Distributor, the Product.

         3. PRICE. The prices to be charged to Distributor will be as set forth on Exhibit A attached hereto and incorporated herein by reference.

         4. PAYMENT. The terms of payment are as set forth on Exhibit B attached hereto and incorporated herein by reference, entitled "Distribution Policies and Procedures."

         5. DELIVERY, FREIGHT, INSURANCE, AND EXPORT REQUIREMENTS. Delivery shall be F.O.B. Denver. There shall be no responsibility of Sport-Haley for delivery, freight, carriage, insurance or licenses and official authorizations for customs compliance, and custom duties for exporting.

         6.   COVENANTS OF SPORT-HALEY.  Sport-Haley covenants as follows:

              a. If the Distributor is not in default of payment, Sport-Haley shall supply the Distributor with its product in the regular course of its business in accordance with the terms and provisions of this Agreement.

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              b.   Sport-Haley shall not knowingly supply the Product to third parties for export to the defined Territory without the prior written consent of the Distributor.

              c. Sport-Haley shall furnish to Distributor ongoing technical assistance as shall be reasonably necessary.

         7. COVENANTS OF DISTRIBUTOR. Distributor shall maintain adequate sales service and warehouse facilities and shall use its best efforts to market and sell at wholesale and/or retail the Product, and shall make adequate advertising expenditures to promote and secure the maximum sale and distribution throughout the Territory.

              a. The Distributor shall maintain facilities and a business and sales organization to develop the distribution and sale of the Product to retail and wholesale outlets.

              b. The Distributor shall purchase and maintain an inventory of the Product sufficient to meet the retail and wholesale needs of the Territory.

              c. Distributor shall pay promptly for the product in accordance with the terms and provisions of this Agreement.

              d. Distributor shall be solely responsible for any expense of any kind whatsoever incurred by Distributor in the advertising, sale, or distribution of the Product.

         8. TERM OF AGREEMENT. This Agreement shall be for an initial term of one year commencing from the date of execution of this Agreement. Such Agreement shall be renewed automatically for successive one year periods unless terminated in accordance with the provisions of Paragraph 9 herein.

         9. TERMINATION OF AGREEMENT. This Agreement may be terminated as follows:

              a. Either party on ninety (90) days prior written notice to the other may terminate this Agreement, for any reason, without prejudice to any rights of either party to monies due or to become due under this Agreement.

              b. If the Distributor is in default on any payment past due for a period of thirty (30) days, or the Distributor defaults in performing any of the other terms of this Agreement and continues in default for a period of thirty (30) days after written notice thereof or, if the Distributor is adjudicated bankrupt or insolvent, or a receiver is appointed for it, then Sport-Haley may terminate this Agreement by giving notice to the Distributor at least thirty (30) days before the time when such termination is to take effect, and thereupon, this Agreement shall become void, without prejudicing the rights of either parties to monies due or to become due under this Agreement.

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              c.   Upon termination of this Agreement, for any reason, the
                   Distributor shall discontinue the use of Sport-Haley's tradenames, logos, labels, or other advertising media and shall remove all advertising relating thereto and in the event of failure to do so, Sport-Haley may take whatever action necessary to remove such advertising at the Distributor's expense.

              d. Upon the termination of this Agreement for any reason, Sport-Haley shall have the option to repurchase the Product in the possession of the Distributor and available for sale, at prices originally billed to the Distributor and with deductions for monies due or to become due to Sport-Haley under this Agreement. As to any of the Product not repurchased by the company, the Distributor shall have the right to dispose of the Product in the regular course of its business, and for this purpose, the restrictions of subparagraph 9(c) shall be deferred until twelve months after termination of this Agreement.

         10. CONTINGENCIES. Sport-Haley shall not be liable for any delay in manufacture or delivery due to fires, strikes, labor disputes, or, civil commotion, delays in transportation, shortages of labor or material, or other causes beyond the control of Sport-Haley. The existence of such causes of delay shall justify the suspension of manufacture, and shall extend the time of performance on the part of Sport-Haley to the extent necessary to enable it to make delivery in the exercise of reasonable diligence after the causes of delay have been removed. However, in the event of the existence of any such causes of delay, Distributor may cancel the purchase of such portion of the Product as may have been subjected to such delay, provided such portion of the Product has not been manufactured nor is in the process of manufacture at the time of Distributor's notice of cancellation arrives at Sport-Haley's business address as set forth herein.

         11. IMPORTATION. The Distributor represents that the Product is purchased for the purpose of exportation to the country/countries of
__________________________________________

         12. TRADENAME. The tradenames, trademarks and logos now used or hereafter acquired relating to the Product are the exclusive property of Sport-Haley. Nothing in this Agreement shall be construed in any way which would give the Distributor any interest in such name, except the right to use it in connection with its sale by Distributor under this Agreement. Upon termination of this Agreement, subject and terms and provisions of Paragraph 9(d), the Distributor shall abandon all use of the tradenames, trademarks, and logos of the Product.

         13. CONFIDENTIALITY; COMPETITION. The design of the Product constitute trade secrets of Sport-Haley and are confidential. It is understood by Distributor that the confidential nature of the design of the Product, is a legitimate business interest of Sport-Haley and it is necessary to protect such information by keeping it secret and confidential. To protect Sport-Haley's trade secrets as well as their ability to operate as competitors in the marketplace, Distributor hereby agrees not to disclose, directly or indirectly, the trade secrets of Sport-Haley. This covenant will be effective upon execution of this Agreement.

         During the term of this Agreement, Distributor agrees to not manufacture, carry, or distribute for sale, any product that utilizes the design of the Product or that competes with the Product of Sport-Haley without the prior written consent of Sport-Haley.

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         14.  BINDING EFFECT.  This Agreement shall be binding upon and inure to the benefit of the parties, their heirs, successors, representatives, and assigns.

         15. NOTICE. Any notice to be given by either party to the other in this Agreement shall be in writing, shall be addressed to the party, at the address specified at the beginning of this Agreement, and shall be deemed to be given when deposited in express overnight mail, prepaid, in the case of Sport-Haley, in the United States, and in the case of Distributor, in
_______________________________________________________________.

         16. GOVERNING LAW. This Agreement and the performance of the parties hereunder shall be governed and interpreted in accordance with the laws of the State of Colorado.

         17. JURISDICTION. In the event of any dispute arising between the parties in connection with the performance of this Agreement, any appropriate state or federal court located in the City and County of Denver, State of Colorado, USA shall have exclusive jurisdiction over any case or controversy arising under or in connection with this Agreement and shall be a proper forum in which to adjudicate such case or controversy.

         18. ENTIRE AGREEMENT. This Agreement embodies the entire understanding of the parties and there are no other agreements or understandings, oral or written, between the parties relating to the subject matter hereof.

         19. ASSIGNMENT. This Agreement may be assigned by Sport-Haley in its sole and absolute discretion. This Agreement shall not be assigned by Distributor and the performance of its duties shall not be delegated. Distributor shall have no right to grant sublicenses under this Agreement without the prior written consent of Sport-Haley, which consent may be withheld by Sport-Haley in its sole and absolute discretion.

         20. MODIFICATION. No modification or amendment of this Agreement shall be valid or binding upon the parties unless made in writing and signed on behalf of each of such parties by their respective representatives.

         Executed as of the day and year first above written.



SPORT-HALEY, INC.,
a Colorado Corporation                           (DISTRIBUTOR)



By:                                              By:
   --------------------------                       --------------------------

Title:                                           Title:
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